UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549


                            FORM 8-K

                         CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(D) OF THE
              SECURITIES EXCHANGE ACTS OF  1934



     DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 1998


                           BOATMEN'S AUTO TRUST 1996-A
                           ---------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       UNITED STATES
       OF AMERICA               33-95450               43-6752540
       ----------               --------               ----------
       (STATE OR OTHER          (COMMISSION FILE       (IRS EMPLOYER
       JURISDICTION OF          NUMBER)                IDENTIFICATION NO.)
       INCORPORATION


                           BOATMEN'S AUTO TRUST 1996-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.    OTHER  EVENTS
            -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
             ------------------------------------------------------------------


(C)     EXHIBITS

99        MONTHLY  SERVICING REPORT FOR NATIONSBANK, N.A., BOATMEN'S AUTO
          TRUST  1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                          BOATMEN'S  AUTO  TRUST 1996-A
                          -----------------------------
                                   (REGISTRANT)



DATED:    August 28, 1998          BY:     /S/SUZANNE W. CASTLEBERRY
                                           ---------------------------
                                   NAME:   SUZANNE W. CASTLEBERRY
                                   TITLE:  VICE  PRESIDENT
                                           NATIONSBANK,  N.A.
                                           (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICING REPORT FOR NATIONSBANK,N.A., BOATMEN'S AUTO TRUST
1996-A

[TYPE]  EX-99

         			                                                                        					EXHIBIT 99
NationsBank, N.A.
MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
JULY 1, 1998 THROUGH JULY 31, 1998


A. ORIGINAL DEAL PARAMETER INPUTS
--------------------------------------------------------------------------------
(A) Total Portfolio Balance                                                       $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                        28.44%
    (ii)  Class A-1 Notes Balance                                                 $ 82,654,904.00
    (iii) Class A-1 Notes Rate                                                             5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                        41.29%
    (ii)  Class A-2 Notes Balance                                                 $120,000,000.00
    (iii) Class A-2 Notes Rate                                                               6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                        26.27%
    (ii)  Class A-3 Notes Balance                                                 $ 76,343,707.00
    (iii) Class A-3 Notes Rate                                                               6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                    4.00%
    (ii)  Class B Certificates Balance                                            $ 11,624,943.00
    (iii) Class B Certificates Rate                                                          7.05%
(F) Servicing Fee Rate                                                                       1.00%
(G) Weighted Average Coupon (WAC)                                                            9.53%
(H) Weighted Average Original Maturity (WAOM)                                               56.22   months
(I) Weighted Average Remaining Maturity (WAM)                                               49.45   months
(J) Number of Receivables                                                                  24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                         2.00%
    (ii)  Reserve Account Initial Deposit                                         $  5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                2.00%
          (b) Percent of Remaining Pool Balance                                              3.25%
          (c) Trigger Percent of Remaining Pool Balance                                      6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
--------------------------------------------------------------------------------
(A) Total Portfolio Balance                                                       $ 90,000,517.24
(B) Total Note and Certificate Pool Factor                                              0.3096807
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                  $          0.00
    (ii) Class A-1 Notes Pool Factor                                                    0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                  $  2,031,867.24
    (ii) Class A-2 Notes Pool Factor                                                    0.0169322
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                  $ 76,343,707.00
    (ii) Class A-3 Notes Pool Factor                                                    1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                             $ 11,624,943.00
    (ii) Class B Certificates Pool Factor                                               1.0000000
(G) Reserve Account Balance                                                       $  5,812,471.08
(H) Cumulative Net Losses for All Prior Periods                                   $  4,663,245.12
(I) Net Loss Ratio for Second Preceding Period                                               0.48%
(J) Net Loss Ratio for Preceding Period                                                      0.79%
(K) Delinquency Ratio for Second Preceding Period                                            1.08%
(L) Delinquency Ratio for Preceding Period                                                   1.22%
(M) Weighted Average Coupon (WAC)                                                            9.49%
(N) Weighted Average Remaining Maturity (WAM)                                               29.33   months
(O) Number of Receivables                                                                  12,944

C. INPUTS FROM THE MAINFRAME
--------------------------------------------------------------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                   $  5,497,771.21
    (ii)  Not Used                                                                           0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                     0.00
    (iv) Other Refunds Related to Principal                                                  0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                         762,159.78
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)                                                            9.50%
(D) Weighted Average Remaining Maturity (WAM)                                               27.92   months
(E) Remaining Number of Receivables                                                        12,514
(F) Delinquent Receivables



                                Dollar Amount            # Units
                                -------------             ------
(i)  30-59 Days Delinquent          2,738,142    3.24%       335      2.68%
(ii)  60-89 Days Delinquent           824,612    0.98%       107      0.86%
(iii) 90 Days or More Delinquent      684,830    0.81%        84      0.67%

(G) Repossessions
                                Dollar Amount            # Units
                                -------------            --------
                                      316,069     0.37%       39      0.31%





D.  INPUTS  DERIVED  FROM  OTHER  SOURCES
-----------------------------------------


(A) Reserve Account Investment Income                                    $   16,889.37
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
       Collection Period                                                     87,713.14
(C) Liquidated Receivables Information
    (i)   Not Used                                                                0.00
    (ii)  Not Used                                                                0.00
    (iii) Recoveries on Previously Liquidated Contracts                      31,136.73
(D) Aggregate Net Losses for Collection Period                               56,576.41
(E) Actual Number of Days in Interest Period                                        33

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                                 $  762,159.78
(B) Not Used                                                                      0.00
(C) Repurchased Loan Proceeds Related to Interest                                 0.00
(D) Recoveries from Prior Month Charge Offs                                  31,136.73
(E) Investment Earnings from the Reserve Account                             16,889.37
(F) Total Interest Collections                                              810,185.88

Principal:
(G) Principal Payments Received                                          $5,497,771.21
(H) Not Used                                                                      0.00
(I) Repurchased Loan Proceeds Related to Principal                                0.00
(J) Other Refunds Related to Principal                                            0.00
(K) Total Principal Collections                                           5,497,771.21

(L) Total Collections                                                    $6,307,957.09






II. DISTRIBUTIONS                                                                                     Per $1,000 of
                                                                                                      Original Balance
                                                                                                      ----------------


(A) Total Interest Collections                                                         $  810,185.88
(B) Servicing Fee                                                                      $   75,000.43              0.26

Interest                                                                                              Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                  Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                         $        0.00                 0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                       0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                         $   10,751.96       0.089599701
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                  10,751.96       0.089599701
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                         $  429,433.35             5.625
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                 429,433.35             5.625
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                    $   68,296.54             5.875
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)             68,296.54             5.875
                                                                                       -------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw)   $        0.00                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                 $  508,481.85
(H) Excess Interest                                                                    $  226,703.60

Principal
(I) Total Principal Collections                                                        $5,497,771.21
(J) Draw on Reserve Fund for realized losses                                               87,713.14
(K) Total Amount Available for Principal Distribution                                  $5,585,484.35  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                 Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                                 0.00                 0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                      0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                         2,031,867.24         16.932227
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)              2,031,867.24         16.932227
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                         3,553,617.11       46.54761014
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)              3,553,617.11       46.54761014
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                            0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                 0.00                 0
                                                                                       -------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)           0.00                 0
(P) Total Note and Certificate Principal Paid                                           5,585,484.35
(Q) Total Distributions                                                                 6,168,966.63
(R) Excess Servicing Releases from Reserve Account to Servicer                            886,559.58
(S) Amount of Draw from Reserve Account                                                    87,713.14
(T) Draw from Reserve Account plus Total Available Amount                               6,395,670.23



III.  POOL  BALANCES  AND  PORTFOLIO  INFORMATION
-------------------------------------------------

                                                       Beginning                  End
                                                       of Period              of Period
                                                       ---------               ---------
(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    $90,000,517.24           $84,415,032.89
(ii)   Total Note  and  Certificate Pool Factor        0.3096807                0.2904618
(iii)  Class A-1 Notes Balance                              0.00                     0.00
(iv)   Class A-1 Notes Pool Factor                     0.0000000                0.0000000
(v)    Class A-2 Notes Balance                      2,031,867.24                     0.00
(vi)   Class A-2 Notes Pool Factor                     0.0169322                0.0000000
(vii)  Class A-3 Notes Balance                     76,343,707.00            72,790,089.89
(viii) Class A-3 Notes Pool Factor                     1.0000000                0.9534524
(ix)   Class B Certificates Balance                11,624,943.00            11,624,943.00
(x)    Class B Certificate Pool Factor                 1.0000000                1.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)                         9.49%                    9.50%
(ii)  Weighted Average Remaining Maturity (WAM)            29.33   months           27.92   months
(iii) Remaining Number of Receivables                     12,944                   12,514
(iv)  Portfolio Receivable Balance                $90,000,517.24           $84,415,032.89



IV.  RECONCILIATION  OF  RESERVE  ACCOUNT
-----------------------------------------



(A) Beginning Reserve Account Balance                                     $5,812,471.08
(B) Draw for Realized losses                                                  87,713.14
(C) Draw for Servicing Fee                                                         0.00
(D) Draw for Class A-1 Notes Interest Amount                                       0.00
(E) Draw for Class A-2 Notes Interest Amount                                       0.00
(F) Draw for Class A-3 Notes Interest Amount                                       0.00
(G) Draw for Class B Certificates Interest Amount                                  0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                  87,713.14
(I) Excess Interest                                                          226,703.60
(J) Reserve Account Balance Prior to Release                               5,951,461.55

(K) Reserve Account Required Amount                                        5,064,901.97

(L) Final Reserve Account Required Amount                                  5,064,901.97

(M) Reserve Account Release to Servicer                                      886,559.58

(N) Ending Reserve Account Balance                                         5,064,901.97

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
------------------------------------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
        Collection Period                                                 $   87,713.14
(B) Liquidated Contracts
    (i)   Not Used                                                                 0.00
    (ii)  Not Used                                                                 0.00
    (iii) Recoveries on Previously Liquidated Contracts                       31,136.73
(C) Aggregate Net Losses for Collection Period                                56,576.41
(D) Net Loss Ratio for Collection Period (annualized)                              0.78%
(E) Cumulative Net Losses for all Periods                                  4,719,821.53
(F) Delinquent Receivables




                                                 Dollar Amount             # Units
                                                 -------------            --------
(i)  30-59 Days Delinquent                      2,738,142      3.24%           335     2.68%
(ii)  60-89 Days Delinquent                     824,612        0.98%           107     0.86%
(iii) 90 Days or More Delinquent                684,830        0.81%            84     0.67%

               (G) Repossessions
                                                 Dollar Amount            #  Units
                                                 -------------            --------
                                                 316,069       0.37%           39      0.31%




VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------


(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                       0.48%
    (ii) Preceding Collection Period                                             0.79%
    (iii) Current Collection Period                                              0.78%
    (iv) Three Month Average (Avg(i,ii,iii))                                     0.68%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
        Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                       1.08%
    (ii) Preceding Collection Period                                             1.22%
    (iii) Current Collection Period                                              1.79%
    (iv) Three Month Average (Avg(i,ii,iii))                                     1.36%

(C) Loss and Delinquency Trigger Indicator                            Trigger was hit







The  undersigned  officers of NationsBank, N.A., as servicer, pursuant to the Sale and
Servicing  Agreement
hereby certify to the best of their knowledge and belief that the above information is true  and  correct.





/s/  William  Kinyua     /s/  Leslie  J.  Fitzpatrick
--------------------     ----------------------------
William  Kinyua          Leslie  J.  Fitzpatrick
Vice  President          Senior  Vice  President